Events after the reporting period	12 Months Ended
Dec. 31, 2018
Events after the reporting period
Events after the reporting period

Note 29. Events after the reporting period

In order to increase the focus on customers, SEK has made certain organizational changes.

Three new roles were created: Executive Vice President, Strategic Partnerships and Relationships; Chief Financial Officer (CFO); and Head of Business Development, Business Support and Transformation. This stage of organizational changes became effective on January 1, 2019.

Hélène Westholm chose to leave the Board after approximately one year of service, effective January 31, 2019. On January 31, 2019, the Board determined that Hanna Lagercrantz will be a Board observer (Sw: adjungerad ledamot) until her election to the Board, which is expected to occur at the next Annual General Meeting on March 28, 2019.